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                                                                 Exhibit 10.5(b)


                        THE CHASE MANHATTAN CORPORATION
                         1994 LONG-TERM INCENTIVE PLAN


                             INSTRUMENT OF AMENDMENT


         WHEREAS, The Chase Manhattan Corporation has reserved the right to amend The Chase Manhattan 1994 Long-Term Incentive Plan (the "Plan");

         WHEREAS, the Compensation Committee of the Board of Directors of The Chase Manhattan Corporation has the authority to amend the Plan and desires to amend the Plan as set forth in this Instrument of Amendment;

         NOW, THEREFORE, the Plan is hereby amended as follows:

1.  Section 6(a) of the Plan is amended as follows:

         (a) The phrase "Except as provided in clause (3) below," shall be added to the beginning of each of clauses (1) and (2) of Section 6(a).

         (b) The following new clause (3) shall be added to the end of Section 6(a):

                  (3) If an optionee's employment is terminated after the occurrence of an Approved Change in Control (as defined in Section 6(e)(iii) below), unless such termination is (i) for "Cause" (as defined in Section 6(e) below), or (ii) by the optionee without Good Reason (as defined in Section 6(e) below but excluding for this purpose subsection (i) thereof), the optionee's outstanding Options and Stock Appreciation Rights shall become immediately exercisable and the optionee shall have the right, subject to the provisions of Section 4(d)(5) above, to exercise such Options and Stock Appreciation Rights, at any time within the twenty-four month period after such termination of employment. After the occurrence of an Approved Change in Control, any purported termination of an employee's employment (other than by reason of death) shall be communicated by a Notice of Termination (as defined in Section 6(e) below) from CMC to the employee or from the employee to CMC, as the case may be.

2.  Section 6(b) of the Plan is amended as follows:


         (a) The following phrase shall be inserted immediately after the first use of the phrase "Change in Control" in Section (b):


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         or a termination of employment under circumstances described in Section
         6(a)(3) above that would entitle such employee to exercise immediately any outstanding Options awarded to such employee


         (b) The phrase "or such termination" shall be inserted immediately after the second, third and fourth uses of the phrase "Change in Control" in
Section 6(b).

3. Section 6(c) is amended by adding the following new sentences at the end thereof:

         For purposes of this Section 6(c), the definition of "Change in Control" shall be that set forth in Section 6(e) below except that the third sentence of Section 6(e)(3) shall be ignored. The definition of "Good Reason" applicable to any Potential Change in Control relating to any Approved Change in Control shall, for purposes of this Section 6(c), exclude subsection (i) of the definition of "Good Reason" set forth in Section 6(e)(7) hereof.

4. Section 6(d) is amended by adding the following new sentence the end thereof:

         For purposes of this Section 6(d), the definition of "Change in Control" shall be that set forth in Section 6(e) below except that the third sentence of Section 6(e)(3) shall be ignored.

5. Section 6(e)(3) of the Plan is amended by inserting at the end thereof the following:

         For purposes of this Plan, any Approved Change in Control shall not constitute a Change in Control. As used herein, the term "Approved Change in Control" means any Change in Control occurring by reason of or upon the occurrence of the transactions and events contemplated by the Merger Agreement. "Merger Agreement" means any agreement or plan of merger or consolidation between CMC and Chemical Banking Corporation that is approved by the Boards of Directors of CMC and Chemical Banking Corporation on or before September 30, 1995, as modified from time to time.


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6. This Instrument of Amendment shall be effective as of August 25, 1995.



         IN WITNESS WHEREOF, The Chase Manhattan Corporation has executed this Instrument of Amendment as of August 25, 1995.


                                                 THE CHASE MANHATTAN CORPORATION




                                                 By:  /s/ JOHN J. FARRELL
                                                    ----------------------------
                                                    John J. Farrell
                                                    Executive Vice President